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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2004 (April 15, 2004)

Myogen, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50438	84-1348020

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7575 West 103rd Avenue, Suite 102 Westminster, Colorado	80021

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 410-6666

Not applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Second Amendment to Lease Agreement
Third Amendment to Lease Agreement

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On April 15, 2004 the Myogen, Inc., a Delaware corporation (the “Company”), entered into the Second Amendment to Lease Agreement (the “Second Amendment”), by and between LaSalle Bank, N.A. (formerly known as LaSalle National Bank), as Landlord, for the lease of an additional 9,734 square feet of office and laboratory space at its facilities in Westminster, Colorado. On September 30, 2004 the Company entered into the Third Amendment to Lease Agreement (the “Third Amendment”), by and between Scott Kaufman, as Landlord, effective and contingent upon the closing of the Purchase and Sale Contract, Church Ranch Business Park, entered into by and between Scott Kaufman and LaSalle Bank, N.A., dated as of July 30, 2004. The agreement provides for the lease by the Company of an additional 2,025 square feet of office space, contingent upon the Landlord’s successful negotiation of the termination of the current tenant’s lease covering the space. The Company has also received a $250,000 tenant improvement allowance for the properties subject to the amended lease. Effective upon these amendments, the Company will lease up to approximately 40,001 gross square feet in the aggregate of office and laboratory space in Westminster, Colorado. The lease expires on October 31, 2008. The Company has options to extend the lease until 2018. The foregoing is a summary of the terms of the Second Amendment and the Third Amendment and does not purport to be complete and is qualified in its entirety by reference to the full text of each such amendment, copies of which are attached hereto as Exhibits 10.35 and 10.36, respectively.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.35	Second Amendment to Lease Agreement between LaSalle Bank, N.A. (formerly known as LaSalle National Bank), as Trustee for the Certificateholders Under the Pooling and Servicing Agreement, and the Company, dated April 15, 2004.

10.36	Third Amendment to Lease Agreement between Scott Kaufman and the Company, dated September 30, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated October 1, 2004

MYOGEN, INC.

By:	/s/ Joseph L. Turner

Joseph L. Turner
Its:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.35	Second Amendment to Lease Agreement between LaSalle Bank, N.A. (formerly known as LaSalle National Bank), as Trustee for the Certificateholders Under the Pooling and Servicing Agreement, and the Company, dated April 15, 2004.

10.36	Third Amendment to Lease Agreement between Scott Kaufman and the Company, dated September 30, 2004.